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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                      -------------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 23, 2003


                            GENERAL ELECTRIC COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEW YORK                     1-35                 14-0689340
-------------------------------   ----------------  ----------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE  (IRS EMPLOYER IDENTIFICATION
        INCORPORATION)                 NUMBER)                 NO.)


           3135 EASTON TURNPIKE, FAIRFIELD, CONNECTICUT    06828-0001
           --------------------------------------------    ----------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (203) 373-2211

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ITEM 5. OTHER EVENTS.

        On January 23, 2003, General Electric Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $5,000,000,000 aggregate principal amount of its 5% Notes due February 1, 2013 (the "Notes"). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement No. 333-71778) of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        1 Underwriting Agreement, dated January 23, 2002, among the Company and Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as Representatives, and the Underwriters named therein.

        4(a) Senior Note Indenture between the Company and The Bank of New York, dated as of January 1, 2003.

        4(b)  Form of Senior Note.

        5     Opinion of Robert E. Healing, the Company's Corporate Counsel.

                                       (2)
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GENERAL ELECTRIC COMPANY


                                          By: /s/ Philip D. Ameen
                                             -----------------------------------
                                              Philip D. Ameen
                                              Vice President and Comptroller

Date: January 28, 2003

                                       (3)